EXHIBIT 99.1

                Computational Materials filed on June 1, 2005.


                                      6


INDX 2005-AR9 - Price/Yield - 1A1

Morgan Stanley


Balance               $141,610,000.00    Delay          24              WAC(1)        5.9423           WAM(1)            359
Coupon                5.4802             Dated          5/1/2005        NET(1)        5.5628           WALA(1)             1
Settle                5/31/2005          First Payment  6/25/2005

Price                          10             15             20             25
                             Yield          Yield          Yield          Yield
            101-03+           4.88           4.82           4.76           4.69
            101-07+           4.82           4.76           4.70           4.62
            101-11+           4.77           4.70           4.63           4.55
            101-15+           4.71           4.64           4.57           4.48
            101-19+           4.66           4.58           4.50           4.41
            101-23+           4.60           4.52           4.44           4.34
            101-27+           4.55           4.46           4.37           4.27
            101-31+           4.49           4.40           4.31           4.20
            102-03+           4.44           4.35           4.24           4.13
            102-07+           4.38           4.29           4.18           4.06
            102-11+           4.33           4.23           4.12           3.99

                WAL           2.44           2.25           2.06           1.89
   Principal Window  Jun05 - Apr08  Jun05 - Apr08  Jun05 - Apr08  Jun05 - Apr08

          LIBOR_6MO          3.520          3.520          3.520          3.520
          LIBOR_1YR          3.797          3.797          3.797          3.797
            CMT_1YR          3.331          3.331          3.331          3.331
             Prepay         10 CPB         15 CPB         20 CPB         25 CPB
Optional Redemption        Call (N)       Call (N)       Call (N)       Call (N)



Price                          35             50             60             70
                             Yield          Yield          Yield          Yield
            101-03+           4.53           4.20           3.89           3.48
            101-07+           4.45           4.09           3.76           3.31
            101-11+           4.36           3.98           3.62           3.14
            101-15+           4.28           3.87           3.48           2.97
            101-19+           4.20           3.76           3.35           2.80
            101-23+           4.11           3.65           3.22           2.63
            101-27+           4.03           3.54           3.08           2.47
            101-31+           3.95           3.43           2.95           2.30
            102-03+           3.86           3.32           2.81           2.13
            102-07+           3.78           3.21           2.68           1.97
            102-11+           3.70           3.10           2.55           1.80

                WAL           1.58           1.18           0.95           0.75
   Principal Window  Jun05 - Apr08  Jun05 - Apr08  Jun05 - Apr08  Jun05 - Apr08

          LIBOR_6MO          3.520          3.520          3.520          3.520
          LIBOR_1YR          3.797          3.797          3.797          3.797
            CMT_1YR          3.331          3.331          3.331          3.331
             Prepay         35 CPB         50 CPB         60 CPB         70 CPB
Optional Redemption        Call (N)       Call (N)       Call (N)       Call (N)



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

INDX 2005-AR9 - Price/Yield - 3A1

Morgan Stanley



Balance               $174,191,000.00    Delay          24              WAC(3)        5.9423           WAM(3)            359
Coupon                5.5958             Dated          5/1/2005        NET(3)        5.5628           WALA(3)             1
Settle                5/31/2005          First Payment  6/25/2005

Price                           10             15             20             25
                             Yield          Yield          Yield          Yield
             101-06           5.18           5.11           5.04           4.96
             101-10           5.14           5.07           4.99           4.90
             101-14           5.10           5.03           4.94           4.85
             101-18           5.06           4.98           4.89           4.79
             101-22           5.03           4.94           4.85           4.74
             101-26           4.99           4.90           4.80           4.68
             101-30           4.95           4.86           4.75           4.63
             102-02           4.91           4.81           4.70           4.58
             102-06           4.88           4.77           4.65           4.52
             102-10           4.84           4.73           4.61           4.47
             102-14           4.80           4.69           4.56           4.41

                WAL           3.72           3.26           2.86           2.51
   Principal Window  Jun05 - Apr10  Jun05 - Apr10  Jun05 - Apr10  Jun05 - Apr10

          LIBOR_6MO          3.520          3.520          3.520          3.520
          LIBOR_1YR          3.797          3.797          3.797          3.797
            CMT_1YR          3.331          3.331          3.331          3.331
             Prepay         10 CPB         15 CPB         20 CPB         25 CPB
Optional Redemption        Call (N)       Call (N)       Call (N)       Call (N)



Price                           35             50             60             70
                             Yield          Yield          Yield          Yield
             101-06           4.76           4.35           3.98           3.50
             101-10           4.69           4.25           3.85           3.34
             101-14           4.62           4.15           3.72           3.17
             101-18           4.55           4.05           3.59           3.00
             101-22           4.48           3.95           3.46           2.84
             101-26           4.41           3.85           3.33           2.67
             101-30           4.34           3.75           3.21           2.51
             102-02           4.27           3.65           3.08           2.34
             102-06           4.20           3.55           2.95           2.18
             102-10           4.13           3.45           2.82           2.01
             102-14           4.06           3.35           2.70           1.85

                WAL           1.92           1.30           0.99           0.76
   Principal Window  Jun05 - Apr10  Jun05 - Apr10  Jun05 - Apr10  Jun05 - Apr10

          LIBOR_6MO          3.520          3.520          3.520          3.520
          LIBOR_1YR          3.797          3.797          3.797          3.797
            CMT_1YR          3.331          3.331          3.331          3.331
             Prepay         35 CPB         50 CPB         60 CPB         70 CPB
Optional Redemption        Call (N)       Call (N)       Call (N)       Call (N)



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

INDX 2005-AR9 - Price/Yield - 4A2

Morgan Stanley



Balance               $88,600,000.00     Delay          24              WAC(4)        5.9423          WAM(4)             359
Coupon                5.4301             Dated          5/1/2005        NET(4)        5.5628          WALA(4)              1
Settle                5/31/2005          First Payment  6/25/2005

Price                           10             15             20             25
                             Yield          Yield          Yield          Yield
      100.472656250           5.21           5.15           5.09           5.00
      100.597656250           5.17           5.10           5.03           4.93
      100.722656250           5.12           5.05           4.97           4.86
      100.847656250           5.08           5.00           4.91           4.78
      100.972656250           5.04           4.96           4.85           4.71
      101.097656250           5.00           4.91           4.79           4.64
      101.222656250           4.96           4.86           4.73           4.57
      101.347656250           4.92           4.81           4.67           4.50
      101.472656250           4.88           4.76           4.62           4.43
      101.597656250           4.84           4.71           4.56           4.36
      101.722656250           4.80           4.66           4.50           4.29

                WAL           3.40           2.82           2.33           1.89
   Principal Window  Jun05 - Apr10  Jun05 - Mar10  Jun05 - Mar10  Jun05 - Mar10

          LIBOR_6MO          3.520          3.520          3.520          3.520
          LIBOR_1YR          3.797          3.797          3.797          3.797
            CMT_1YR          3.331          3.331          3.331          3.331
             Prepay         10 CPB         15 CPB         20 CPB         25 CPB
Optional Redemption        Call (N)       Call (N)       Call (N)       Call (N)



Price                           35             50             60             70
                             Yield          Yield          Yield          Yield
      100.472656250           4.77           4.37           4.04           3.63
      100.597656250           4.67           4.21           3.83           3.36
      100.722656250           4.56           4.05           3.62           3.09
      100.847656250           4.46           3.89           3.41           2.83
      100.972656250           4.36           3.72           3.20           2.56
      101.097656250           4.25           3.56           2.99           2.29
      101.222656250           4.15           3.40           2.79           2.03
      101.347656250           4.05           3.24           2.58           1.76
      101.472656250           3.94           3.08           2.37           1.50
      101.597656250           3.84           2.92           2.17           1.23
      101.722656250           3.74           2.76           1.96           0.97

                WAL           1.26           0.80           0.61           0.47
   Principal Window  Jun05 - Sep08  Jun05 - Jun07  Jun05 - Dec06  Jun05 - Aug06

          LIBOR_6MO          3.520          3.520          3.520          3.520
          LIBOR_1YR          3.797          3.797          3.797          3.797
            CMT_1YR          3.331          3.331          3.331          3.331
             Prepay         35 CPB         50 CPB         60 CPB         70 CPB
Optional Redemption        Call (N)       Call (N)       Call (N)       Call (N)


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

INDX 2005-AR9 - Price/Yield - 5A1

Morgan Stanley



Balance               $73,708,000.00     Delay          24              WAC(5)        5.9423           WAM(5)            359
Coupon                5.533              Dated          5/1/2005        NET(5)        5.5628           WALA(5)             1
Settle                5/31/2005          First Payment  6/25/2005


Price                           10             15             20             25
                             Yield          Yield          Yield          Yield
             100-30           5.27           5.21           5.14           5.07
             101-02           5.24           5.17           5.10           5.02
             101-06           5.20           5.13           5.06           4.97
             101-10           5.17           5.10           5.01           4.92
             101-14           5.14           5.06           4.97           4.87
             101-18           5.11           5.03           4.93           4.82
             101-22           5.08           4.99           4.89           4.77
             101-26           5.05           4.95           4.85           4.72
             101-30           5.02           4.92           4.80           4.67
             102-02           4.99           4.88           4.76           4.62
             102-06           4.96           4.85           4.72           4.58

                WAL           4.74           3.97           3.36           2.85
   Principal Window  Jun05 - Apr12  Jun05 - Apr12  Jun05 - Apr12  Jun05 - Apr12

          LIBOR_6MO          3.520          3.520          3.520          3.520
          LIBOR_1YR          3.797          3.797          3.797          3.797
            CMT_1YR          3.331          3.331          3.331          3.331
             Prepay         10 CPB         15 CPB         20 CPB         25 CPB
Optional Redemption        Call (N)       Call (N)       Call (N)       Call (N)



Price                           35             50             60             70
                             Yield          Yield          Yield          Yield
             100-30           4.88           4.52           4.19           3.78
             101-02           4.82           4.42           4.06           3.62
             101-06           4.75           4.32           3.93           3.45
             101-10           4.68           4.22           3.80           3.28
             101-14           4.62           4.12           3.67           3.11
             101-18           4.55           4.02           3.54           2.95
             101-22           4.49           3.92           3.42           2.78
             101-26           4.42           3.82           3.29           2.62
             101-30           4.36           3.72           3.16           2.45
             102-02           4.29           3.62           3.03           2.29
             102-06           4.23           3.53           2.91           2.12

                WAL           2.07           1.32           1.00           0.76
   Principal Window  Jun05 - Apr12  Jun05 - Apr12  Jun05 - Apr12  Jun05 - Apr12

          LIBOR_6MO          3.520          3.520          3.520          3.520
          LIBOR_1YR          3.797          3.797          3.797          3.797
            CMT_1YR          3.331          3.331          3.331          3.331
             Prepay         35 CPB         50 CPB         60 CPB         70 CPB
Optional Redemption        Call (N)       Call (N)       Call (N)       Call (N)


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

INDX 2005-AR9 - Price/Yield - 6A1

Morgan Stanley



Balance               $79,166,000.00     Delay          24              WAC(6)        5.9423           WAM(6)            359
Coupon                5.8963             Dated          5/1/2005        NET(6)        5.5628           WALA(6)             1
Settle                5/31/2005          First Payment  6/25/2005

Price                           10             15             20             25
                             Yield          Yield          Yield          Yield
      101.151000000           5.63           5.56           5.47           5.37
      101.276000000           5.60           5.52           5.43           5.33
      101.401000000           5.58           5.49           5.39           5.28
      101.526000000           5.55           5.46           5.35           5.23
      101.651000000           5.53           5.43           5.31           5.19
      101.776000000           5.50           5.39           5.28           5.14
      101.901000000           5.47           5.36           5.24           5.09
      102.026000000           5.45           5.33           5.20           5.05
      102.151000000           5.42           5.30           5.16           5.00
      102.276000000           5.39           5.26           5.12           4.96
      102.401000000           5.37           5.23           5.08           4.91

                WAL           5.87           4.67           3.79           3.09
   Principal Window  Jun05 - May15  Jun05 - May15  Jun05 - May15  Jun05 - May15

          LIBOR_6MO          3.520          3.520          3.520          3.520
          LIBOR_1YR          3.797          3.797          3.797          3.797
            CMT_1YR          3.331          3.331          3.331          3.331
             Prepay         10 CPB         15 CPB         20 CPB         25 CPB
Optional Redemption        Call (N)       Call (N)       Call (N)       Call (N)



Price                           35             50             60             70
                             Yield          Yield          Yield          Yield
      101.151000000           5.14           4.69           4.31           3.82
      101.276000000           5.08           4.59           4.18           3.66
      101.401000000           5.01           4.49           4.05           3.49
      101.526000000           4.95           4.39           3.92           3.32
      101.651000000           4.88           4.29           3.79           3.15
      101.776000000           4.82           4.19           3.66           2.99
      101.901000000           4.75           4.10           3.53           2.82
      102.026000000           4.69           4.00           3.40           2.66
      102.151000000           4.63           3.90           3.27           2.49
      102.276000000           4.56           3.80           3.15           2.33
      102.401000000           4.50           3.70           3.02           2.16

                WAL           2.14           1.33           1.00           0.76
   Principal Window  Jun05 - May15  Jun05 - May15  Jun05 - May15  Jun05 - May15

          LIBOR_6MO          3.520          3.520          3.520          3.520
          LIBOR_1YR          3.797          3.797          3.797          3.797
            CMT_1YR          3.331          3.331          3.331          3.331
             Prepay         35 CPB         50 CPB         60 CPB         70 CPB
Optional Redemption        Call (N)       Call (N)       Call (N)       Call (N)



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

INDX 2005-AR9 - Price/Yield - 4A2

Morgan Stanley



Balance               $88,600,000.00     Delay          24              WAC(4)        5.9423           WAM(4)            359
Coupon                5.4301             Dated          5/1/2005        NET(4)        5.5628           WALA(4)             1
Settle                5/31/2005          First Payment  6/25/2005

Price                           10             15             20             25
                             Yield          Yield          Yield          Yield
      100.433593750           5.22           5.17           5.10           5.02
      100.558593750           5.18           5.12           5.04           4.95
      100.683593750           5.14           5.07           4.99           4.88
      100.808593750           5.10           5.02           4.93           4.81
      100.933593750           5.06           4.97           4.87           4.73
      101.058593750           5.01           4.92           4.81           4.66
      101.183593750           4.97           4.87           4.75           4.59
      101.308593750           4.93           4.82           4.69           4.52
      101.433593750           4.89           4.77           4.63           4.45
      101.558593750           4.85           4.73           4.58           4.38
      101.683593750           4.81           4.68           4.52           4.31

                WAL           3.40           2.82           2.33           1.89
   Principal Window  Jun05 - Apr10  Jun05 - Mar10  Jun05 - Mar10  Jun05 - Mar10

          LIBOR_6MO          3.520          3.520          3.520          3.520
          LIBOR_1YR          3.797          3.797          3.797          3.797
            CMT_1YR          3.331          3.331          3.331          3.331
             Prepay         10 CPB         15 CPB         20 CPB         25 CPB
Optional Redemption        Call (N)       Call (N)       Call (N)       Call (N)



Price                           35             50             60             70
                             Yield          Yield          Yield          Yield
      100.433593750           4.81           4.42           4.11           3.72
      100.558593750           4.70           4.26           3.90           3.45
      100.683593750           4.60           4.10           3.69           3.18
      100.808593750           4.49           3.94           3.48           2.91
      100.933593750           4.39           3.77           3.27           2.64
      101.058593750           4.28           3.61           3.06           2.38
      101.183593750           4.18           3.45           2.85           2.11
      101.308593750           4.08           3.29           2.64           1.84
      101.433593750           3.97           3.13           2.44           1.58
      101.558593750           3.87           2.97           2.23           1.32
      101.683593750           3.77           2.81           2.03           1.05

                WAL           1.26           0.80           0.61           0.47
   Principal Window  Jun05 - Sep08  Jun05 - Jun07  Jun05 - Dec06  Jun05 - Aug06

          LIBOR_6MO          3.520          3.520          3.520          3.520
          LIBOR_1YR          3.797          3.797          3.797          3.797
            CMT_1YR          3.331          3.331          3.331          3.331
             Prepay         35 CPB         50 CPB         60 CPB         70 CPB
Optional Redemption        Call (N)       Call (N)       Call (N)       Call (N)


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.